UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

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Amerityre Corporation

(Name of Registrant as Specified in Charter)

n/a

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AMERITYRE CORPORATION

1501 Industrial Road

Boulder City, Nevada 89005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, DECEMBER 1, 2006

TO THE STOCKHOLDERS OF AMERITYRE CORPORATION:

The annual meeting of the stockholders (the “Annual Meeting”) of Amerityre Corporation (the “Company”) will be held in the Sunset Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, on Friday, December 1, 2006, at 10:00 am, Pacific Time, to:

1. Elect six directors to serve until the 2007 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2007;

3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 13, 2006 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50% OF THE COMPANY’S 21,031,733 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION

BY ORDER OF THE BOARD OF DIRECTORS

/s/Richard A. Steinke

Richard A. Steinke, Chairman of the Board

Boulder City, Nevada

DATED:  October 13, 2006

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

Stockholders wishing to make room reservations at the Sunset Station Hotel and Casino may call 1-888-SUNSET9 for room rates and reservations.

The Sunset Station Hotel and Casino is located on the south side of West Sunset Road directly across from the Galleria at Sunset in Henderson, Nevada.

AMERITYRE CORPORATION

1501 Industrial Road

Boulder City, Nevada 89005

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Amerityre Corporation (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the stockholders (the “Annual Meeting”) to be held in the Sunset Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, December 1, 2006, at 10:00 am, Pacific Time.  The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect six directors to serve until the 2007 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2007;

3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting.  If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $12,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY’S 21,031,733 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT OCTOBER 13, 2006 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH STOCKHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY’S COMMON STOCK OWNED.  CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE.  HOLDERS OF MORE THAN 50% OF THE COMPANY’S 21,031,733 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT OCTOBER 20, 2006, TO ALL STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each current director and executive officer of the Company:

Name Age Position with Company Officer or Director Since

Richard A. Steinke 64 Chairman, Director, and January 1995 (1) Chief Executive Officer
Kenneth C. Johnsen 48 President October 2005 (2)
Elliott N. Taylor 48 Executive Vice President June 2002
Gary N. Benninger 65 Chief Operating Officer October 2005
James G. Moore, Jr. 58 Vice President of Operations August 1999
Anders A. Suarez 40 Chief Financial Officer July 2004
David K. Griffiths 69 Secretary/Treasurer February 1995
Louis M. Haynie 79 Director July 1997
Henry D. Moyle, Jr. 76 Director March 1999
Wesley G. Sprunk 70 Director January 2003
Norman H. Tregenza 69 Director April 2003
Steve M. Hanni 38 Director September 2005

_______________________________________

(1) Mr. Steinke became Chief Executive Officer in November 1999.

(2) Mr. Johnsen was appointed President in August 2006 and resigned as a director.

The following persons have been nominated for election as directors of the Company:

Richard A. Steinke

Louis M. Haynie

Henry D. Moyle, Jr.

Wesley G. Sprunk

Norman H. Tregenza

Steve M. Hanni

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2007 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Richard A. Steinke is our founder and currently serves as our Chairman and Chief Executive Officer. From January 1992 to December 1994, he served as Chairman and Chief Executive Officer of Alanco Environmental Resources, Inc., a manufacturer of environmental/pollution control equipment, Salt Lake City, Utah.  From June 1985 to December 1991, he was the Chairman and Chief Executive Officer of UTI Chemicals, Inc., a developer and manufacturer of urethane chemicals, El Toro, California.  He received a B.A. in Political Science and Economics from the University of Arizona, Tucson, Arizona, in 1967.

Louis M. Haynie has been a member of our Board of Directors since July 1997. Mr. Haynie’s  past board services include, Research Medical, Inc., Salt Lake City, Utah, the University of Utah Regents Advisory Board, Redwood Land Co., Salt Lake City, Utah, and MIS Corporation, Franklin, Tennessee.  Mr. Haynie has a law degree from the University of Utah and has been in the private practice of law since 1951.

Henry D. Moyle, Jr.  has been a member of our Board of Directors since March 1999.  Since 1992, he has been President and Chief Executive Officer of Silver Lake Company, and formerly President and Chief Executive Officer of Brighton Properties, Inc.  From 1970 to 1983, he was President and Chief Executive Officer of Research Industries Corporation.  He received a B.A. from Stanford in 1957, and a law degree from the University of Utah in 1959.  He is the owner of Sunset Canyon Ranch, raising cattle and racehorses, and serves on the Board of Directors of Silver Lake Company and Sunset Medical Corporation, which are closely held companies.

Wesley G. Sprunk joined our Board of Directors in January 2003.  Mr. Sprunk owns and operates Saf-Tee Siping & Grooving, a tire siping equipment manufacturing company, and Tire Service Equipment Mfg. Co., Inc., a manufacturer and marketer of automotive wheel service equipment and recycling equipment, both located in Phoenix, Arizona.  Mr. Sprunk also serves as a director of Skye International, Inc., a public technology company that designs and develops a type of small tankless water heater.  Skye International, Inc. is quoted on the NASDAQ OTC Bulletin Board under the symbol “SKYY.”

Norman H. Tregenza joined our Board of Directors in April 2003 and has over 40 years experience in corporate finance, including 12 years as an investment officer in the securities division of TIAA-CREF, New York City.  Mr. Tregenza co-founded Tempo Enterprises, Inc. in 1976 to act as a common carrier for Turner Communication's Superstation's signal to the RCA satellite. Before being sold to Telecommunications, Inc., or TCI, in 1988, Tempo was a publicly traded company that owned several cable TV companies, radio stations and its own satellite TV network while supplying the Superstation's signal to approximately 50 million homes. TCI was acquired by AT&T in 2000. Mr. Tregenza received a B.A. from St. Lawrence University, Canton, New York, in 1959, and an MBA from NYU in 1963.

Steve M. Hanni joined our Board of Directors in September 2005 and he currently serves as Chairman of our Audit Committee.  Mr. Hanni is a partner in the accounting firm of Stayner, Bates & Jensen, PC in Salt Lake City, Utah. He was formerly an audit partner with HJ & Associates, LLC from 1997 to 2001. Since November 2002, he also has served on a part-time basis as Chief Financial Officer for Emergency Filtration Products, Inc., Las Vegas, Nevada, a public company that produces masks and filters for medical devices that are designed to reduce the possibility of transmission of contagious diseases, and distributes a blood clotting device for surgery, trauma and burn wound management.  Emergency Filtration Products, Inc. is quoted on the NASDAQ OTC Bulletin Board under the symbol “EMFP.”  Mr. Hanni also serves as part-time Chief Financial Officer for Medizone International, Inc., a public medical research company.  Medizone International, Inc. is quoted on the NASDAQ OTC Bulletin Board under the symbol “MZEI.”  Mr. Hanni received his BA from Weber State University in 1993 and an MA in Accounting from Weber State University in 1994.  He has worked extensively with small public companies in numerous industries.

Compensation of Directors

Pursuant to resolutions adopted in December 2005, each non-employee Director receives an annual cash retainer of $12,000 and an annual grant of $10,000 in shares of our common stock based on the closing price of the stock on December 1st of each year.  Excluding telephonic meetings, we pay non-employee Directors $500 for each meeting of the Board of Directors or meeting of a committee of the Board of Directors that they attend.  Directors who fulfill special assignments at either the direction of the Executive Committee or pursuant to an agreement with the entire Board of Directors are compensated for service on such assignments at a per diem rate of $1,000 per day.  In addition, Directors are also reimbursed for expenses incurred in connection with their service as Directors, including travel expenses for meeting attendance.

In addition to the above compensation, in September 2005, the Board of Directors approved annual compensation for the chairman of the Audit Committee of $25,000, payable quarterly in cash and/or stock.

In December 2004, we established the 2004 Non-Employee Directors' Stock Incentive Plan (the “2004 Plan”) to attract, motivate and retain qualified non-employee Directors. The 2004 Plan has not been submitted to our stockholders for approval.  Effective December 2005, upon the adoption of the annual director compensation provisions described above, the directors altered the provisions for awards under the 2004 Plan to restrict awards to bonus or supplemental grants with no recurring periodic awards.

Awards of stock options and of restricted stock under the 2004 Plan are made at the discretion of the Board of Directors, subject to a maximum individual award of up to 10,000 stock options or up to 10,000 shares of restricted stock, or some combination aggregating no more than 10,000 in any one year.  Determination of such awards, if any, are made annually by the Board of Directors, with the exercise price of stock options or the value of the restricted stock determined as of December 1st. The term of stock options is up to ten (10) years from the date of grant. Under no circumstances will any option vest in less than six months from the date of grant.  A more complete summary of the 2004 Plan appears in this Proxy under the heading “Benefit Plans.”

Audit Committee

The Audit Committee has been established to assist the Board of Directors in monitoring:

•

the integrity of our financial statements;

•

our independent registered public accounting firm's qualifications and independence;

•

the performance of our internal audit function and independent registered public accounting firm; and

•

our compliance with legal and regulatory requirements applicable to financial and disclosure matters.

        The Audit Committee has sole responsibility for the appointment, retention and termination of the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. Our Board of Directors has determined that each member of the Audit Committee qualifies as independent under the requirements of the NASDAQ Capital Market. Our Board has also determined that Steve Hanni, the Chairman of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the regulations of the SEC. No member of the Audit Committee serves on more than three public company audit committees. The Audit Committee met four times during the fiscal year ended June 30, 2006. The report of the Audit Committee appears under the heading "Report of the Audit Committee of the Board," below.

Executive Committee

Our Executive Committee consists of Richard A. Steinke, Louis M. Haynie and Henry D. Moyle, Jr.  The Executive Committee's purpose is to review and make recommendations regarding our short-term and long-term operating plan and review management's plans regarding product development, product pricing structure, product market segments and marketing strategy and make recommendations regarding changes and/or modifications thereto.

The Executive Committee meets on an ad hoc basis from time to time as determined by Mr. Steinke, who serves as chairman of the Executive Committee.  The members of the Executive Committee are appointed by the Board of Directors at the Board of Directors annual meeting.  Members of the Executive Committee met four times during the fiscal year ended June 30, 2006.

Compensation Committee

Our Compensation Committee includes Louis M. Haynie, Steve Hanni and Wesley G. Sprunk.  Our Board of Directors has determined that all of the Compensation Committee members meet the independence requirements of the NASDAQ Capital Market.  The Compensation Committee meets as necessary but at least once annually to review executive compensation and make recommendations regarding compensation to the full Board of Directors.  The Compensation Committee met twice during the fiscal year ended June 30, 2006.

Nominating Committee

Our Nominating Committee includes Henry D. Moyle, Jr. and Norman H. Tregenza.  Our Board of Directors has determined that all of the Nominating Committee members meet the independence requirements of the NASDAQ Capital Market.  The Nominating Committee meets as necessary but at least once annually to consider and recommend potential nominees for directorships to the full Board of Directors.  The Nominating Committee charter is posted on our website at www.amerityre.com.  Pursuant to the charter, the Nominating Committee will consider candidates for directorships proposed by any stockholder although there is no formal procedure for making such proposals.  Because the Nominating Committee has never received any proposals from stockholders regarding potential nominees for directorships, the Board of Directors believes this informal policy is adequate at this time. Stockholders who wish to present a recommendation to the Nominating Committee may send such recommendation addressed to the Nominating Committee of the Board of Directors at our corporate office at 1501 Industrial Road, Boulder City, Nevada 89005.

Meetings of our Board of Directors

Our Board of Directors held nine meetings during the fiscal year ended June 30, 2006 (including those meetings conducted by telephone conferencing).

Each of our Directors attended at least  75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which the Director served.

Stockholders wishing to communicate with the Board of Directors may send such communications by mail to the Board of Directors at our corporate office at 1501 Industrial Road, Boulder City, Nevada 89005.

We have no formal policy requiring Directors to attend our annual meetings; however, all of our Directors attended our 2005 Annual Meeting, and all of our Directors are expected to attend our 2006 Annual Meeting.

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the six nominees named above.  In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2

RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS

THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2007.  To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

Audit Fees and Services

(1) Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements are $81,832 and $38,758, respectively.

 (2) Audit-Related Fees.  None.

 (3) Tax Fees. $3,196 and $1,816.

 (4) All Other Fees. $2,714 and $3,500.

 (5) Not applicable.

 (6) Not Applicable.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2007. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of October 13, 2006 the name and address and the number of shares of our common stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the 21,031,733 shares of our common stock issued and outstanding, and the name and shareholdings of each Director and of all officers and Directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following October 13, 2006, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

As of October 13, 2006, 21,031,733 shares of common stock were issued and outstanding.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Apex Capital, LLC 25 Orinda Way, Suite 300 Orinda, CA 94563	1,803,500	8.58%
Richard A. Steinke (2) 1501 Industrial Road Boulder City, NV 89005	1,525,300	7.22%
Joseph J. Grano, Jr. 1185 Avenue of the Americas, Suite 2250 New York, NY 10036	1,481,900	7.05%
Centurion Holdings, LLC (3) 1185 Avenue of the Americas, Suite 2250 New York, NY 10036	1,300,000	5.82%

Security Ownership of Management of the Company

Name and Position of Officer/Director	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Richard A. Steinke (2)	1,525,300	7.22%
Kenneth C. Johnsen	6,852	*
Elliott N. Taylor (4)	386,610	1.81%
Gary N. Benninger (5)	60,000	*
Anders A. Suarez (6)	80,953	*
James G. Moore, Jr. (7)	75,535	*
David K. Griffiths (8)	86,044	*
Louis M. Haynie (9)	449,252	2.13%
Henry D. Moyle, Jr. (10)	727,252	3.45%
Wesley G. Sprunk (11)	157,442	*
Norman H. Tregenza (12)	341,552	1.62%
Steve Hanni	3,704	*
Total beneficial ownership of all officers and Directors as a group (12 persons)	3,900,496	18.00%

 (1) All shares owned directly are owned beneficially and of record and such stockholder has sole voting, investment, and dispositive power, unless otherwise noted.

(2) Includes 455,000 shares owned beneficially and of record by Gemini Funding Services Profit Sharing Account, of which Richard A. Steinke is the principal beneficiary and 800,000 shares owned beneficially and of record by S102 Irrevocable Trust, for which Richard A. Steinke is the trustee.  Also includes options to acquire up to 100,000 shares at an exercise price of $6.60 per share that expire June 30, 2010.

(3) Represents options to acquire 1,300,000 shares at an exercise price of $7.00 per share that expire September 12, 2009.

(4) Includes options to acquire up to 200,000 shares at an exercise price of $4.00 per share that expire June 10, 2007, 25,000 shares at an exercise price of $6.40 per share that expire December 15, 2009, and 50,000 shares at an exercise price of $6.60 per share that expire June 30, 2010.  Also includes 20,692 shares as custodian for Mr. Taylor's minor children and 80,918 shares as trustee for family trusts.

(5) Includes options to acquire up to 50,000 shares at an exercise price of $5.36 per share that expire June 30, 2010.

(6) Includes options to acquire 25,000 shares at an exercise price of $6.40 per share that expire December 15, 2009 and 25,000 shares at an exercise price of $6.60 per share that expire June 30, 2010.

(7) Includes options to acquire up to 25,000 shares at an exercise price of $6.40 per share that expire December 15, 2009 and 25,000 shares at an exercise price of $6.60 per share that expire June 30, 2010.

(8) Includes options to acquire up to 25,000 shares at an exercise price of $6.60 per share that expire June 30, 2010.

(9) Includes options to acquire up to 20,000 shares at an exercise price of $6.40 per share that expire December 15, 2007.  Also includes 2,000 shares owned beneficially and of record by Gae B. Haynie, spouse of Louis M. Haynie, of which Mr. Haynie may be deemed to have beneficial ownership.

(10) Includes options to acquire up to 20,000 shares at an exercise price of $6.40 per share that expire December 15, 2007.  Also includes 55,000 shares owned beneficially and of record by Vickie L. Moyle, spouse of Henry D. Moyle, Jr., and 11,000 shares owned beneficially and of record by a minor child, all of which Mr. Moyle may be deemed to have beneficial ownership.

(11) Includes options to acquire up to 20,000 shares at an exercise price of $6.40 per share that expire December 15, 2007, warrants to acquire 1,389 shares at an exercise price of $5 per share that expire January 31, 2009, and warrants to acquire 1,389 shares at an exercise price of $5.50 per share that expire January 31, 2011.

(12) Includes options to acquire up to 20,000 shares at an exercise price of $6.40 per share that expire December 15, 2007, warrants to acquire 700 shares at an exercise price of $5 per share that expire January 31, 2009, and warrants to acquire 700 shares at an exercise price of $5.50 per share that expire January 31, 2011.  Also includes 13,000 shares held in an IRA, of which Mr. Tregenza is a beneficiary; 40,000 shares held of record by Norman H. Tregenza IV Trust, dated 9/26/86, Richard R. Keller trustee; 56,650 per power of attorney for Norman A. Tregenza, the son of Mr. Tregenza; 20,000 shares held in an IRA, of which Alyce B. Tregenza, the spouse of Mr. Tregenza is the beneficiary; 5,000 shares per power of attorney for Alyce B. Tregenza; 45,650 shares per power of attorney for Suzanne C. Moore, the daughter of Mr. Tregenza.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information as of June 30, 2006 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders	1,110,000	$5.87	1,380,091
Equity compensation plans not approved by security holders (1) (2)	3,080,000	$6.98	1,020,000
Total	4,190,000	$6.69	2,400,091

(1) Includes 3,000,000 options to certain non-employees at an exercise price of $7.00 per share.  The closing price for our common stock on the date the option grants were authorized was $6.95 per share.  The options vest immediately, but are exercisable only as follows: (a) one-third of the total options are exercisable on the earlier of September 13, 2006 or the first day after the closing price of our common stock has equaled or exceeded a price equal to 150% of the exercise price for 20 consecutive trading days; (b) one-third of the total options are exercisable on the earlier of September 13, 2006 or the first day after the closing price has equaled or exceeded a price equal to 175% of the closing price for 20 consecutive trading days; and (c) one-third of the total options are exercisable on the earlier of September 13, 2006 or the first day after the closing price has equaled or exceeded a price equal to 200% of the closing price for 20 consecutive trading days.

(2) Includes options to acquire an aggregate of 80,000 shares of our common stock to non-employee Directors for annual service on our Board of Directors pursuant to our 2004 Non-Employee Directors' Stock Incentive Plan.  These options vested on June 15, 2005, are exercisable at $6.40 per share and expire on December 15, 2007.

Benefit Plans

2002 Plan and 2005 Plan Summary

Both the 2002 Plan and the 2005 Plan, which we refer to as the Award Plans, are intended to reward employees and other individuals who contribute to our success and to provide them with a stake in the enterprise as stockholders.  Consistent with this belief, the award of stock options has been and will continue to be an important element of our compensation program.

We intend to use the Award Plans to attract competent Directors, executive personnel, and other employees, aid in the retention of the services of existing Directors, executive personnel, and employees, and provide incentives to all such personnel to devote the utmost effort and skill to our advancement by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

The Award Plans are administered by our Compensation Committee appointed from time to time by our Board of Directors.  Awards granted under the Award Plan may be incentive stock options, or ISOs, as defined in the Internal Revenue Code of 1986, as amended, or the Code, appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to our employees, including officers and Directors, who, in the opinion of the Board of Directors or the Compensation Committee, have contributed, or are expected to contribute, materially to our success.  In addition, at the discretion of our Board of Directors or the Compensation Committee, options or bonus stock may be granted to individuals who are not employees but contribute to our success.

The exercise price of options granted under the Award Plans, as determined by our Board of Directors, may be based on the fair market value of the underlying common stock at the time of grant and, in the case of ISOs may not be less than 100% of the fair market value of such capital stock on the date the option is granted or, in the case of holders of more than 10% of our outstanding common stock, 110% of the fair market value.

Options granted under the Award Plans expire no later than ten years after the date of grant or, in the case of a holder of greater than 10% of our outstanding common stock, five years.  The option price may be paid by cash or, at the discretion of our Board of Directors or the Compensation Committee, by delivery of a promissory note or shares of our common stock already owned by the optionee, which will be valued at their fair market value at the date of exercise, or a combination thereof.

All of our employees, officers, and Directors are eligible to participate under the Award Plans.  A maximum of 2,000,000 shares are available for grant under each Award Plan.  The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by our Board of Directors or the Compensation Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

The aggregate number of shares with respect to which options or stock awards may be granted under the Award Plans, the number of shares covered by each outstanding option, and the purchase price per share will be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Our Board of Directors or the Compensation Committee may from time to time alter, amend, suspend, or discontinue the Award Plans with respect to any shares as to which options or stock awards have not been granted.  However, unless approved by our stockholders or required by an event of dilution, no such alteration or amendment may increase the maximum number of shares for which options or stock awards may be granted under the Award Plans either in the aggregate or to any eligible employee, reduce the minimum option prices which may be established under the Award Plans, extend the period or periods during which options may be granted or exercised, materially modify the requirements as to eligibility for participation in the Award Plans, change the provisions relating to events of dilution, or materially increase the benefits accruing to the eligible participants under the Award Plans.  Under the terms of the Award Plans, our Board of Directors or the Compensation Committee may also grant stock awards which may, at the discretion of our Board of Directors or Compensation Committee, be subject to forfeiture under certain conditions.

2004 Non-Employee Directors' Stock Incentive Plan

The 2004 Plan was established to attract, motivate and retain qualified non-employee Directors.  The 2004 Plan provides a means for non-employee Directors to increase their equity ownership consistent with our guidelines for stock ownership by non-employee Directors.  The 2004 Plan has not been submitted to our stockholders for approval.

The date of grant for annual grants to eligible Directors is December 1st of each year during the life of the 2004 Plan. For any supplemental grant the date of grant is the date determined by the Board of Directors.  An eligible Director is any person who on the date of grant is a member of the Board of Directors.

A total of 1,200,000 shares of common stock may be awarded under the 2004 Plan.  If any shares subject to any award granted thereunder are forfeited or such award otherwise terminates without the issuance of such shares or of other consideration in lieu of such shares, the shares subject to such award, to the extent of such termination or forfeiture, become available again for grant under the 2004 Plan during the term of the Plan.

The 2004 Plan has a duration of ten (10) years commencing on December 15, 2004.  Awards of stock options and of restricted stock under this Plan are made at the discretion of the Board of Directors, subject to a maximum individual award of up to 10,000 stock options or up to 10,000 shares of restricted stock, or some combination aggregating no more than 10,000 total in any one year.  Determination of such awards, if any, are made annually by the Board of Directors, with the exercise price of stock options or the value of the restricted stock determined as of December 1st. The term of stock options is up to ten (10) years from the date of grant. Under no circumstances will any option vest in less than six months from the date of grant.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in our corporate structure affecting common stock, or a sale by us of all or a substantial part of our assets, or any distribution to stockholders other than a cash dividend, our Board of Directors will make appropriate adjustment in the number and kind of shares authorized by the Plan, and any adjustments to outstanding awards as it deems appropriate.  However, no fractional shares of common stock will be issued pursuant to any such adjustment, and the fair market value of any fractional shares resulting from adjustments will be paid in cash to the participant.

All options and restricted stock granted to a participant shall automatically terminate as of the date an eligible Director's service on the Board of Directors terminates if the directorship is terminated as a result of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of our company.

In December 2004, we issued options to acquire an aggregate of 80,000 shares of our common stock to non-employee Directors for annual service on our Board of Directors pursuant to our 2004 Non-Employee Directors' Stock Incentive Plan.  These options vested on June 15, 2005, are exercisable at $6.40 per share and expire on December 15, 2007.

EXECUTIVE COMPENSATION

The following table shows the compensation received for the fiscal years ended June 30, 2006, 2005 and 2004 by our Chief Executive Officer and each of the four other most highly compensated individuals whose annual compensation equaled or exceeded $100,000 during the fiscal year ended June 30, 2006 (the "Named Executive Officers").

Summary Compensation Table

Long Term Compensation
	Annual Compensation				Awards	Payouts
Name and Principal Position	Year	Salary	Bonus ($)	Other Annual Compen-sation	Restricted Stock Awards	Securities Underlying Options/ SARs	LTIP Payouts	All Other Compen- sation
Richard A. Steinke, Chief Executive Officer and Chairman	2006 2005 2004	$300,000 $598,000(1) $472,500(3)	-0- -0- -0-	$200,000 $ -0- $492,000(4)	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $48,750(2) $ -0-
Elliott N. Taylor, Executive Vice President	2006 2005 2004	$250,000 $180,000 $120,000	-0- -0- -0-	$ -0- $ -0- $81,999(5)	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-
Gary N. Benninger, Chief Operating Officer	2006	$177,083	-0-	$ -0-	$-0-	$ -0-	$53,600	$ -0-
Anders A. Suarez, Chief Financial Officer	2006 2005 2004	$125,000 $80,000 $47,500	-0- -0- -0-	$ 38,800 $-0- $22,198(6)	$ -0- $ -0- $ 0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-
James G. Moore, Jr., Vice President Operations and Engineering	2006 2005 2004	$125,000 $80,000 $75,996	-0- -0- -0-	$ 38,800 $ -0- $22,198(7)	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-	$ -0- $ -0- $ -0-

(1)   In July 2004, our Board of Directors authorized the issuance of 65,000 shares of restricted common stock to Richard Steinke as employment compensation from July 1, 2004 through June 30, 2005.  The value of the shares was $598,000, based on $9.20 per share, the closing price of the common stock on the date of the Board of Directors resolution.

(2)  Pursuant to an exclusive license agreement with our Chief Executive Officer and Chairman, Richard A. Steinke, and two unrelated parties, we licensed certain intellectual property rights known as "Apparatus for Making Foam Products" and "Method for Making Polyurethane Tires with an Outer Skin" embodied in United States Patent No.'s 4,943,223 and 4,855,096, respectively.  The agreement (as amended on July 1, 2004) gave us an exclusive license to use, sell, license, or otherwise exploit the technology worldwide in exchange for 15,000 shares of our restricted common stock as a one-time payment to the licensees for their assignment and transfer of the technology to us.  The closing price of our common stock as quoted on the OTC Bulletin Board on July 1, 2004 was $9.75 per share, for a value of $146,250.  Richard A. Steinke received one-third or 5,000 of the shares of our common stock granted to the licensees.  The expense associated with the acquisition of the technology will be amortized over the remaining life of the applicable patents. Due to Mr. Steinke's relationship with us, the transaction cannot be considered to have been negotiated at arm's length

(3)  In October 2003, our Board of Directors authorized the issuance of 125,000 shares of restricted common stock to Mr. Steinke as employment compensation from July 1, 2003 through June 30, 2004.  The value of the shares was $472,500, based on the closing price of the common stock on the date of the Board of Directors resolution.

(4)  In May 2004, the Board of Directors approved the issuance of 60,000 shares of common stock to Mr. Steinke as additional compensation for service provided during the fiscal year.  The value of the shares was $492,000, based on the closing price of our common stock on the date of the Board of Directors resolution.

(5)  During the year ended June 30, 2004, the Board of Directors approved the issuance of 10,000 shares of common stock to Mr. Taylor as additional compensation for services provided during the fiscal year.  The value of the shares was $81,999, based on the closing price of our common stock on the date of the Board of Directors resolution.

(6)  During the year ended June 30, 2004, the Board of Directors approved the issuance of 2,500 shares of common stock to Mr. Suarez as additional compensation for services provided during the fiscal year. The value of the shares was $22,198, based on the closing price of our common stock on the date of the Board of Directors resolution.

(7)  During the year ended June 30, 2004, the Board of Directors approved the issuance of 2,500 shares of common stock to Mr. Moore as additional compensation for services provided during the fiscal year. The value of the shares was $22,198, based on the closing price of our common stock on the date of the Board of Directors resolution.

Employment Benefits

We provide health and medical insurance to our executive officers similar to that which is made available to all full time employees, and we reimburse our executive officers for reasonable out-of-pocket expenses incurred in connection with our business.

As a condition to employment, our management and key personnel are required to sign a non-disclosure and non-competition agreement.  Under the terms of the agreement, employees are not able to provide services or information deemed confidential by us to any other company or person which directly or indirectly competes with us in the tire industry or an industry which we intend to enter.  There is no time limitation on the non-disclosure aspect of the agreement.  The non-competition clause is for a period of two years and prevents a former employee or consultant from acting as an employee, consultant or in any other capacity for a competitor.  Additionally, all employees are required, as a condition of their employment, to enter into a non-disclosure agreement related to any information or process deemed confidential by us.

Option/SAR Grants in Fiscal Year Ended June 30, 2006

The following table summarizes stock option grants during the fiscal year ended June 30, 2006 to our Named Executive Officers.

Option/SAR Grants During Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
(a)	(b)	(c)	(d)	(e)
Richard A. Steinke	300,000	38.2	6.60	6/30/10
Elliott N. Taylor	150,000	19.1	6.60	6/30/10
Gary N. Benninger	150,000	19.1	5.36	10/14/10
Anders A. Suarez	75,000	9.6	6.60	6/30/10
James G. Moore	75,000	9.6	6.60	6/30/10

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information with respect to stock options exercised by our Named Executive Officers during the fiscal year ended June 30, 2006.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-END ($) Exercisable/ Unexercisable

N/A	N/A	N/A	N/A	N/A

Employment Contracts and Change in Control Arrangements

At July 1, 2006, we have written employment agreements with Richard Steinke, Elliott Taylor, Gary Benninger, Anders Suarez and  James Moore.  These employment agreements provide for the following:

Name Executive Officer/Title	Term	Base Annual Salary	Value Cash Compensation	Additional Value Stock Compensation	Adjusted Annual Salary FY 2006	Stock Award and/or Option Grants
Richard A. Steinke, Chief Executive Officer	7/05 thru 6/08	$500,000	$300,000	$200,000(1)	$500,000	30,303 shares valued at $6.60/share and 300,000 options at $6.60/share; 5 year term; options vest 1/3 annually
Gary N. Benninger Chief Operating Officer	10/05 thru 10/07	$250,000	$250,000	$53,600	$303,600	One time grant of 10,000 shares valued at $5.36/share vesting 1/15/06; and 150,000 options at $5.36/share; 5 year term; options vest 1/3 annually
Elliott N. Taylor, Executive Vice President/General Counsel	7/05 thru 6/08	$250,000	$250,000	-	$250,000	150,000 options at $6.60/share; 5 year term; options vest 1/3 annually
Anders A. Suarez, Chief Financial Officer	7/05 thru 6/08	$125,000	$125,000	-	$125,000	75,000 options at $6.60/share; 5 year term; vest 1/3 annually
James G. Moore, Jr., Vice President - Engineering & Manufacturing	7/05 thru 6/08	$125,000	$125,000	-	$125,000	75,000 options at $6.60/share; 5 year term; vest 1/3 annually

(1)  Mr. Steinke is to receive an annual stock award valued at $200,000 per year during each year of his three year employment agreement. He received 30,300 shares valued at $6.60 per share during the first year of his employment agreement. The number of shares issuable in connection with subsequent annual stock awards is determined by dividing $200,000 by the closing price per share for our common stock on June 30, 2006 and June 29, 2007, respectively. The shares representing the annual stock award for fiscal 2007 have not been issued. Mr. Steinke is entitled to receive an additional 25,284 shares as the annual stock award for the second year of employment based on the closing price per share of $7.91 on June 30, 2006.

In the event of either termination for cause or due to a change of control, the above employees are entitled to salary, earned bonus compensation and benefits for the lesser of the balance of the respective employment agreement or twelve (12) months.

We have an oral agreement with Kenneth Johnsen whereby Mr. Johnsen has agreed to accept compensation of $500 per day for his services as our President until our Compensation Committee finalizes the terms of his written employment agreement.

Other than the above-listed agreements and an employment agreement with Juan Manual Chacon, we are not a party to any change of control arrangements with any person.

Other Key Employee

Juan Manual “Manny” Chacon is our Chief Chemical Systems Formulator and Manager of Chemical Systems Research and Development. Manny has been employed by us since 1997 and has 22 years experience with polyurethane chemical systems formulation. From 1993 to 1996, he was self employed as a consultant to various polyurethane product manufacturers. From 1985 to 1992, he was a chemical systems formulator for UTI Chemicals, Inc., a developer and manufacturer of urethane chemicals located in El Toro, California.  While at UTI Chemicals, Inc., Manny was directly involved in developing chemical systems for several products, including roller skate and roller blade wheels, ski boots, shoe in-soles, motor mounts, bowling balls and floor tile systems.  Manny’s compensation from us was, $174,379, $100,651 and $198,335 for the fiscal years ended June 30, 2004, 2005 and 2006, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since September of 2004, Lee Iacocca, former President of Ford and former Chairman and Chief Executive Officer of Chrysler, and Joseph Grano, former President of UBS PaineWebber and former Chairman of President Bush’s Homeland Security Advisory Council, have served on our Advisory Group.  Mr. Grano currently serves as chairman and Chief Executive Officer of Centurion.  In September 2004, we and Centurion entered into an agreement whereby Centurion assists us with our marketing and capital raising efforts and on various other operational strategies.   In exchange for such services we have agreed to pay Centurion $41,667 per month or $500,000 per year for two years beginning in September 2006 and continuing through September 2008.  In addition to the compensation listed above and pursuant to our agreement with Centurion, in September 2004 we granted 1,300,000 options to Centurion, 1,000,000 options to Mr. Iacocca, 650,000 options to Nasser J. Kazeminy and 50,000 options to Robert Guinta.  The options have an exercise price of $7.00 and became fully vested on September 13, 2006.

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ending June 30, 2006. Such reports once filed, are available to stockholders upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of our internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which is attached hereto as Appendix A.

The members of the Committee are Steve Hanni, Wesley Sprunk and Norman Tregenza. All of the current members of the Committee meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable NASDAQ Capital Market independence rules.

The members of the Committee reviewed and discussed with our management and HJ & Associates, LLC the audited financial statements contained in our annual report on Form 10-K for the fiscal year ended June 30, 2006 and also discussed with HJ & Associates, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The members of the Committee received from HJ & Associates, LLC the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with HJ & Associates, LLC its independence.

Based on their review of our audited consolidated financial statements, and on their discussion with our management and with HJ & Associates, LLC, the members of the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2006.

AUDIT COMMITTEE

Steve Hanni, Chair

Wesley Sprunk

Norman Tregenza.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during December 2007.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on June 15, 2007, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2007 Annual Meeting not intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than July 12, 2007 and no later than August 13, 2007 to be considered timely.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our common stock is registered pursuant to Section 12(g) of the Exchange Act, and in connection therewith, it is the responsibility of our Directors, officers, and beneficial owners of more than 10% of our common stock to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership.  To the best of our knowledge, no such persons failed to file on a timely basis any reports required pursuant to Section 16 of the Exchange Act, as of June 30, 2006.

CODE OF ETHICS

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and other financial employees.  The Code of Ethics is posted on our website at www.amerityre.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to David K. Griffiths, Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Amerityre stock at two different brokerage firms, your household will receive two copies of our annual meeting materials— one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

AMERITYRE CORPORATION

BY ORDER OF THE BOARD OF DIRECTORS

/s/Richard A. Steinke

Richard A. Steinke, Chairman of the Board

Boulder City, Nevada

October 13, 2006

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.

RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

APPENDIX A

AMERITYRE CORPORATION

BOARD AUDIT COMMITTEE CHARTER

I.  Purpose

The primary function of the Board Audit Committee (the "Committee") is oversight. The committee shall assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the corporation's financial reporting process, the financial reports and other financial information provided by the corporation to the Securities and Exchange Commission and the public, the corporation's system of internal accounting and financial controls, and the annual independent audit of the corporation's financial statements. The Committee, subject to any action that may be taken by the full board, shall have the ultimate authority and responsibility to select (subject to shareholder ratification), evaluate and, where appropriate, replace the independent auditor.

The corporation's management is responsible for preparing the corporation's financial statements. The independent auditors are responsible for auditing those financial statements. Management, including the internal audit function, and the independent auditors have more time, knowledge and detailed information about the corporation than do committee members. Consequently, in carrying out its oversight responsibilities, the committee is not providing any professional certification as to the independent auditors' work or any expert or special assurance as to the corporation’s financial statements, including with respect to auditor independence. Each member of the Committee shall be entitled to rely on the integrity of people and organizations from whom the committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding information technology and other non-audit services provided by the independent auditor.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the corporation and the authority to retain outside counsel, auditors or other experts for this purpose.

II. Membership

The Committee's composition shall meet the requirements of the Audit Committee Policy of the NASDAQ STOCK MARKET, INC., Accordingly, the Committee shall:

•

have at least three members, comprised solely of independent directors as set forth in Rule 4200A(a) (15);

•

be able to read and understand fundamental financial statements, including the balance sheet, income statement, and cash flow statement or will be financially able to do so within a reasonable period of time after appointment to the Committee;

•

have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Provided, however, until such time as the corporation is no longer eligible to file reports as a Small Business Filer under Regulation SB promulgated under the securities laws of the United States of America, the Committee’s composition may consist of at least two members, a majority of the members of which shall be independent directors.

III. Activities

The following shall be the common recurring activities of the Committee in carrying out its oversight function. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.

The Committee shall make a recommendation to the board prior to the end of each year with respect to the appointment of independent auditors to audit the financial statements of the corporation for the coming year.

2.

The Committee shall review from time to time, at least annually, (a) the results of the audits by the corporation's independent auditors of the corporation's consolidated financial statements, (b) the costs of such audits including the fees paid to the independent auditors, (c) any significant deficiency in the design or the operation of internal accounting controls identified by the independent auditors and any resulting recommendations, and (d) the arrangements for and the scope of the independent auditors' audits of the corporation's consolidated financial statements. The Committee shall report the foregoing to the board with such recommendations as it may deem appropriate.

3.

The Committee shall confer with the Chief Financial Officer, management and the independent auditors as requested by any of them or by the Committee, at least annually, and review their reports with respect to the functioning, quality and adequacy of programs for compliance with the corporation's policies and procedures regarding business ethics, financial controls and internal auditing, including information regarding violations or probable violations of such policies. The Committee shall report the foregoing to the board with such recommendations as it may deem appropriate.

4.

The Committee shall review with the Chief Financial Officer, at least annually, the activities, budget, staffing and structure of the internal auditing function of the corporation and its subsidiaries, including their evaluations of the performance of that function and any recommendations with respect to improving the performance of or strengthening that function. As appropriate, the Committee shall review the reports of any internal auditor on a financial safeguard problem which has not resulted in corrective action or has not otherwise been resolved to the auditor's satisfaction at any intermediate level of audit management.

5.

The Committee, along with the other members of the board, shall review with management and the independent auditors the audited financial statements to be included in the corporation's annual report on Form 10-K. The Committee shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), including deficiencies in internal controls, fraud, illegal acts, management judgments and estimates, audit adjustments, audit difficulties, and the independent auditors' judgments about the quality of the corporation's accounting practices.

6.

As a whole, or through the Committee chairman, the Committee shall review with the independent auditors and management the corporation's interim financial results to be included in each quarterly report on Form 10-Q. Each such review shall include any matters required to be discussed by SAS No. 61 and shall occur prior to the corporation's filing of the related Form 10-Q, with the Securities and Exchange Commission.

7.

The Committee shall: (a) request annually from the independent auditors a formal written statement delineating all relationships between the independent auditors and the corporation consistent with the practices established by the Public Company Accounting Oversight Board (PCAOB); (b) consider, with a view to auditor independence, the fees payable to the independent auditor for audit services, information technology services, and all other services, for such periods, in such categories and on such bases as the Committee may request; (c) discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and (d) recommend that the board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

8.

The Committee shall deliver any report or other disclosure by the Committee required to be included in any proxy statement for the election of the corporation's directors under the rules of the Securities and Exchange Commission.

9.

The Committee shall review the adequacy of this charter on an annual basis.

10.

The Committee shall review major changes to the corporation's auditing and accounting principles and practices based on advice of the independent auditor, the Chief Financial Officer or management.

11.

The Committee shall evaluate, along with the other members of the board, the performance of the independent auditor.

12.

The Committee shall review the expenses of officers of the corporation who are also members of the board and such other officers as it may deem appropriate.

13.

The Committee shall take such other actions and do such other things as may be referred to it from time to time by the Board.

[PROXY CARD]

PROXY

AMERITYRE CORPORATION

Annual Meeting of Stockholders

December 1, 2006

(This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Richard A. Steinke and Elliott N. Taylor, and each of them, proxies, with full power of substitution, to vote the voting shares of Amerityre Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held Friday, December 1, 2006, at 10:00 am Pacific Time in the Sunset Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box(es) marked “AGAINST” below.  To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the 2007 Annual Meeting of Stockholders. To vote against any individual nominee, strike a line through such nominee’s name. To withhold your vote for any individual nominee, strike a line through such nominee’s name and circle the name;

Richard A Steinke

Henry D. Moyle, Jr.

Louis M. Haynie

Wesley G. Sprunk

Norman H. Tregenza

Steve M. Hanni

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

2. Ratify the appointment of HJ & Associates, LLC as independent public accountants; and

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.  IF THE SIGNER IS A COMPANY, PLEASE PROVIDE THE FULL NAME OF THE COMPANY AND A SIGNATURE FROM A DULY AUTHORIZED OFFICER, GIVING THE OFFICER’S FULL TITLE AS SUCH.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage

Number of Shares

House [If Applicable]

Beneficially Held

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_______________________________

Date:

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Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.